UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 29, 2011
Date of Report (Date of earliest event reported)

CMSF CORP.
(Exact name of registrant as specified in its Charter)

Delaware	1-12312	95-3880130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4070 West Lake Drive,
Canandaigua, NY 14424
(Address of principal executive offices) (Zip Code)

(888) 666-0767
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Prior Independent Registered Public Accounting Firm

On August 29, 2011, the Board of Directors of CMSF Corp. (the “Company”) approved the termination of Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accounting firm.

Weinberg’s report on our financial statements for the fiscal years ending September 30, 2009 and 2010 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a growing concern due to recurring losses from operations and an accumulated deficit as of September 30, 2010.  Other than the foregoing, the report did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During fiscal years ended September 30, 2009 and 2010, and subsequent thereto, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Weinberg, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report, nor were there any “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of this report on Form 8-K (the “Current 8-K”) to Weinberg prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”). We requested Weinberg to furnish us with a letter addressed to the SEC stating that it agrees with the statements made by us in the Current 8-K.  This letter is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On August 29, 2011, the Company approved the engagement of BDO USA, LLP as our new independent registered public accounting firm.

During fiscal years ended September 30, 2009 and 2010, neither the Company or anyone on its behalf consulted BDO USA, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that BDO USA,LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; (ii) or any matter that was either the subject of a “disagreement” or a “reportable event,” both as such terms are defined in Item 304 of Regulation S-K. BDO USA, LLP rendered a report on the financial statements of the Company’s subsidiary, Plures Holdings, Inc. for the years ended December 31, 2009 and 2010, which subsidiary was acquired by the Company on August 10, 2011.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 29, 2011, the Company approved a change of the Company's fiscal year from a fiscal year comprised of twelve consecutive fiscal months ending on September 30, to a fiscal year comprised of twelve consecutive fiscal months ending on December 31 (the “Fiscal Year Change”).  The Fiscal Year Change will be effective commencing with the fiscal year ending on December 31, 2011.  The Company proposes to file a report on Form 10-Q for the three months and nine months ended September 30, 2011.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                      Description

16.1	Letter from Weinberg & Company, P.A. dated August 29, 2011 to the SEC regarding certain statements included in this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2011	CMSF Corp.

By: /s/ David R. Smith
David R. Smith
Chief Executive Officer